SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

        Filed by the registrant                     [X]
        Filed by a party other than the registrant  [ ]
        Check the appropriate box:
        [ ] Preliminary proxy statement
        [X] Definitive proxy statement
        [ ] Definitive additional materials
        [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            RJR Nabisco Holdings Corp.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

    [X]  $125 Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

    (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

- --------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

    (3) Filing party:

- --------------------------------------------------------------------------------

    (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                              ["RJR NABISCO" LOGO]

                           RJR NABISCO HOLDINGS CORP.

                                                                  April 11, 1994

Dear Stockholder:

     You are cordially invited to attend the 1994 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. The meeting will be held at 2:00 p.m. (local time) on Wednesday, May 4, 1994 at the Holiday Inn, Civic Center, 700 Rogers Avenue, Fort Smith, Arkansas. Fort Smith is the home of one of our food manufacturing plants.

     Please note that attendance at the Annual Meeting will be limited to stockholders as of the record date (or their authorized representatives) and to guests of the company. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed proxy card and you will be pre-registered for the meeting. If your shares are held of record by a broker, bank or other nominee and you plan to attend the meeting, you must also pre-register by returning the registration card forwarded to you by your bank or broker. Stockholders who are not pre-registered will only be admitted to the Annual Meeting upon verification of stock ownership.

     Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                            Sincerely,

                                            CHARLES M. HARPER
                                            Chairman and Chief Executive Officer

                IMPORTANT: YOUR PROXY CARD IS ENCLOSED IN THE
           ADDRESS WINDOW OF THE ENVELOPE CONTAINING THIS MATERIAL

                              ["RJR NABISCO" LOGO]

                           RJR NABISCO HOLDINGS CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 4, 1994

To the Stockholders:

     The Annual Meeting of Stockholders of RJR Nabisco Holdings Corp., a Delaware corporation ("Holdings"), will be held at the Holiday Inn, Civic Center, 700 Rogers Avenue, Fort Smith, Arkansas 72901, at 2:00 p.m., local time, on Wednesday, May 4, 1994 for the following purposes:

        1. To elect fifteen Directors to serve until the 1995 annual meeting of stockholders and until their respective successors are duly elected and qualified;

        2. To ratify the appointment of Deloitte & Touche as independent auditors for Holdings' 1994 fiscal year;

        3. To act on four stockholder proposals if presented by their proponents; and

        4. To transact such other business as may be properly brought before the meeting and any adjournments or postponements thereof.

     Only holders of record of Holdings' Common Stock, Series A Conversion Preferred Stock and ESOP Convertible Preferred Stock as of the close of business on March 29, 1994 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders may be examined for any purpose germane to the meeting at the Holiday Inn during the ten-day period preceding the meeting.

                                          ROBERT F. SHARPE, JR.
                                          Vice President and Secretary

New York, New York
April 11, 1994

        YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE,
          SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR
                      NOT YOU PLAN TO ATTEND THE MEETING.

                           RJR NABISCO HOLDINGS CORP.
                          1301 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                                PROXY STATEMENT

     This Proxy Statement and enclosed form of proxy are being furnished commencing on or about April 11, 1994 in connection with the solicitation by the Board of Directors of RJR Nabisco Holdings Corp., a Delaware corporation ("Holdings"), of proxies in the enclosed form for use at the annual meeting of stockholders to be held on May 4, 1994 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy given pursuant to such solicitation and received in time for the meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR the election of the nominees listed below under the caption "Election of Directors-- Information Concerning the Nominees", FOR the ratification of the appointment of Deloitte & Touche as independent auditors for Holdings' 1994 fiscal year, AGAINST the four stockholder proposals, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of Holdings at any time prior to the voting thereof, by submitting a subsequent proxy or by attending the meeting and voting in person.

     Only holders of record of Holdings' voting securities as of the close of business on March 29, 1994 are entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. As of the record date, the following shares of voting securities were outstanding: 1,138,538,697 shares of Common Stock, par value $.01 per share ("Common Stock"), 52,500,000 shares of Series A Conversion Preferred Stock, par value $.01 per share ("PERCS"), and 15,576,577 shares of ESOP Convertible Preferred Stock, par value $.01 per share and stated value $16 per share ("ESOP Preferred Stock"). All issued shares of PERCS are held by First Chicago Trust Company of New York as Depositary for holders of $.835 Depositary Shares ("$.835 Depositary Shares"). Each $.835 Depositary Share represents one-quarter of a share of PERCS.

     Each share of Common Stock, PERCS and ESOP Preferred Stock, voting together as a single class, entitles the record date holder thereof to one vote on the proposals to elect directors and ratify the appointment of auditors, as well as on the four stockholder proposals and all other matters properly brought before the meeting.

     The presence of a majority of the combined outstanding shares of Common Stock, PERCS and ESOP Preferred Stock, represented in person or by proxy at the meeting, will constitute a quorum. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the annual meeting on those matters as to which authority to vote is withheld by the broker ("broker non-votes"). The fifteen nominees receiving the highest vote totals will be elected as Directors of Holdings. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

     A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

     Securities and Exchange Commission rules require that an annual report precede or accompany proxy materials. However, if you are a stockholder of record and have your shares registered in more than one account at the same address, you may wish to authorize Holdings to discontinue sending annual and quarterly reports to all but one of your accounts. You can eliminate such duplicate mailings by marking the appropriate box on the proxy card for any account for which you do not wish to receive reports. You will, however, continue to receive proxy statements and proxy cards to vote the shares for all of your accounts.

                         ITEM 1--ELECTION OF DIRECTORS

INFORMATION CONCERNING THE NOMINEES

     At the upcoming annual meeting, a board of fifteen Directors will be elected to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Directors are elected by a plurality of the votes cast. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board of Directors. All of the Board of Directors' nominees were elected to their present terms by the stockholders in April 1993, except Mr. Harper who was elected to his present term in May 1993, Gen. Chain who was elected in January 1994 and Mr. Clendenin who is not currently a director of Holdings but who served as a director of RJR Nabisco, Inc. ("RJRN") from 1984 to 1989.

     Background information appears below with respect to the Board of Directors' nominees for election, all of whom are incumbent Directors other than Mr. Clendenin. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of equity securities of Holdings.

                                 YEAR     BUSINESS EXPERIENCE DURING PAST FIVE
                                 FIRST                   YEARS
     NAME                  AGE  ELECTED          AND OTHER INFORMATION
- -------------------------  ---  -------  --------------------------------------
John T. Chain, Jr........  59     1994   Executive Vice President, Safety and
                                           Corporate Support, Burlington
                                           Northern Railroad since 1991. For
                                           more than five years prior thereto,
                                           General (Commander-in-Chief,
                                           Strategic Air Command), United States
                                           Air Force. Member of the Board of
                                           Directors of Kemper Corporation and
                                           Northrop Corporation.
John L. Clendenin........  59     --     Chairman of the Board and Chief
                                           Executive Officer, BellSouth
                                           Corporation for more than five
                                           years. Member of the Board of
                                           Directors of BellSouth Corporation,
                                           Capital Holding Corporation, Coca-
                                           Cola Enterprises Inc., Equifax Inc.,
                                           National Service Industries, Inc.,
                                           Springs Industries, Inc., The Kroger
                                           Company, The New York Stock
                                           Exchange, Inc. and Wachovia
                                           Corporation.
James H. Greene, Jr......  43     1988   General Partner of KKR and KKR
                                         Associates since January 1993 and an
                                           executive of KKR and a limited
                                           partner of KKR Associates for more
                                           than five years prior thereto.
                                           Member of the Board of Directors of
                                           Owens-Illinois, Inc., Owens-Illinois
                                           Group, Inc., Safeway Inc., The Stop
                                           & Shop Companies, Inc., Union Texas
                                           Petroleum Holdings, Inc. and The
                                           Vons Companies, Inc.
H. John Greeniaus........  49     1992   Chairman and Chief Executive Officer
                                           of Nabisco Foods Group since May 1993
                                           and President of Nabisco Foods Group
                                           since 1992. From 1987-1991,
                                           President and Chief Executive
                                           Officer of Nabisco Brands, Inc. and
                                           in 1987, Executive Vice President of
                                           Nabisco Brands, Inc.

                                 YEAR     BUSINESS EXPERIENCE DURING PAST FIVE
                                 FIRST                   YEARS
     NAME                  AGE  ELECTED          AND OTHER INFORMATION
- -------------------------  ---  -------  --------------------------------------
Charles M. Harper........  66     1993   Chairman and Chief Executive Officer
                                           of Holdings since May 1993. For more
                                           than five years prior thereto,
                                           Chairman and, until 1992, Chief
                                           Executive Officer of ConAgra, Inc.
                                           Member of the Board of Directors of
                                           ConAgra, Inc., E.I. DuPont de
                                           Nemours and Co., Norwest Corp.,
                                           Peter Kiewit Sons', Inc. and Valmont
                                           Industries, Inc.
James W. Johnston........  47     1992   Chairman and Chief Executive Officer
                                           of R.J. Reynolds Tobacco Company
                                           since 1989 and Chairman of R. J.
                                           Reynolds Tobacco International, Inc.
                                           since October 1993. From 1984-1989,
                                           Division Executive, Citibank, N.A.
                                           Member of the Board of Directors of
                                           Sealy Corporation and Wachovia
                                           Corporation.
Henry R. Kravis(1).......  50     1989   General Partner of KKR since its
                                           establishment in 1976 and a General
                                           Partner of KKR Associates since its
                                           establishment. Member of the Board
                                           of Directors of American Re
                                           Corporation, AutoZone, Inc.,
                                           Duracell International Inc.,
                                           Flagstar Companies, Inc., Flagstar
                                           Corporation, IDEX Corporation, K-III
                                           Communications Corp., Owens-
                                           Illinois, Inc., Owens-Illinois
                                           Group, Inc., Safeway Inc., The Stop
                                           & Shop Companies, Inc. and Union
                                           Texas Petroleum Holdings, Inc.
John G. Medlin, Jr.......  60     1989   Chairman of Wachovia Corporation for
                                           more than five years and Chief
                                           Executive Officer until December
                                           1993. Member of the Board of
                                           Directors of Wachovia Corporation,
                                           BellSouth Corporation, Media
                                           General, Inc., National Services
                                           Industries, Inc. and USAir Group,
                                           Inc.
Paul E. Raether..........  47     1989   General Partner of KKR and KKR
                                           Associates for more than five years.
                                           Member of the Board of Directors of
                                           Duracell International Inc.,
                                           Flagstar Companies, Inc., Flagstar
                                           Corporation, Fred Meyer, Inc., IDEX
                                           Corporation and The Stop & Shop
                                           Companies, Inc.
Lawrence R. Ricciardi....  53     1993   President and General Counsel of
                                           Holdings since May 1993. From
                                           March-May 1993, Co-Chairman and
                                           Chief Executive Officer and General
                                           Counsel, and from 1989-1993,
                                           Executive Vice President and General
                                           Counsel, of Holdings. From
                                           1985-1989, Executive Vice President
                                           and General Counsel of American
                                           Express Travel Related Services Co.,
                                           Inc.
Rozanne L. Ridgway.......  58     1989   Co-Chair of the Atlantic Council of
                                           the United States since January 1993
                                           and President of the Council from
                                           1989-1992. From 1985-1989, Assistant
                                           Secretary of State for European and
                                           Canadian Affairs. Member of the
                                           Board of Directors of Bell Atlantic
                                           Corporation, The Boeing Company,
                                           Citicorp, Minnesota Mining and
                                           Manufacturing Company, Sara Lee
                                           Corporation and Union Carbide Corp.
Clifton S. Robbins.......  36     1988   Executive of KKR and a limited partner
                                           of KKR Associates for more than five
                                           years. Member of the Board of
                                           Directors of Flagstar Companies,
                                           Inc., Flagstar Corporation, IDEX
                                           Corporation and The Stop & Shop
                                           Companies, Inc.

                                 YEAR     BUSINESS EXPERIENCE DURING PAST FIVE
                                 FIRST                   YEARS
     NAME                  AGE  ELECTED          AND OTHER INFORMATION
- -------------------------  ---  -------  --------------------------------------
George R. Roberts(1).....  50     1989   General Partner of KKR since its
                                           establishment in 1976 and a General
                                           Partner of KKR Associates since its
                                           establishment. Member of the Board
                                           of Directors of American Re
                                           Corporation, AutoZone, Inc.,
                                           Duracell International Inc.,
                                           Flagstar Companies, Inc., Flagstar
                                           Corporation, IDEX Corporation, K-III
                                           Communications Corp., Owens-
                                           Illinois, Inc., Owens-Illinois
                                           Group, Inc., Red Lion Properties
                                           Inc., Safeway Inc., The Stop & Shop
                                           Companies, Inc. and Union Texas
                                           Petroleum Holdings, Inc.
Scott M. Stuart..........  34     1988   Executive of KKR and a limited partner
                                           of KKR Associates for more than five
                                           years. Member of the Board of
                                           Directors of Duracell International
                                           Inc. and World Color Press, Inc.
Michael T. Tokarz........  44     1992   General Partner of KKR and KKR
                                           Associates since January 1993 and
                                           an executive of KKR and a limited
                                           partner of KKR Associates for more
                                           than five years prior thereto.
                                           Member of the Board of Directors of
                                           Flagstar Companies, Inc., Flagstar
                                           Corporation, IDEX Corporation, K-III
                                           Communications Corp. and Safeway
                                           Inc.

- ---------------
(1) Messrs. Kravis and Roberts are first cousins.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors met nine times during the 1993 fiscal year. During 1993, all incumbent Directors attended at least 75% of the meetings of the Board of Directors and the committees thereof on which they served except Mr. Roberts.

     The standing committees of the Board of Directors include the Executive Committee, the Audit Committee and the Compensation Committee. The Board of Directors does not have a Nominating Committee and the usual functions of such a committee are performed by the entire Board of Directors.

     Executive Committee. The Executive Committee has authority to act for the Board on most matters during intervals between Board meetings. The Executive Committee, whose current members are Messrs. Harper, Greene, Kravis and Raether, did not meet during the 1993 fiscal year.

     Audit Committee. The Audit Committee has the principal function of reviewing the adequacy of Holdings' internal system of accounting controls, conferring with the independent auditors and the internal auditors concerning the scope of their examinations of the books and records of Holdings and its subsidiaries, reviewing with appropriate personnel actions taken to ensure compliance with Holdings' Code of Conduct, recommending to the Board of Directors the appointment of independent auditors and considering other appropriate matters regarding the financial affairs of Holdings and its subsidiaries. The Audit Committee, whose current members are Mr. Medlin and Ambassador Ridgway, held three meetings during the 1993 fiscal year.

     Compensation Committee. The Compensation Committee makes recommendations to the Board with respect to compensation and grants of stock options to management employees. In addition, the Compensation Committee administers plans and programs relating to employee benefits, incentives and compensation. The Compensation Committee, whose current members are Vernon E. Jordan, Jr. (who is not a nominee for re-election) and Messrs. Raether and Stuart, met five times during the 1993 fiscal year.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of March 29, 1994, regarding the beneficial ownership of Common Stock by each director and nominee for director of Holdings, by each of the five most highly compensated executive officers of Holdings during the last fiscal year, by another individual who served as Chief Executive Officer of Holdings during the last fiscal year, and by all directors, nominees for director and executive officers of Holdings as a group. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                                             NUMBER OF SHARES OF
                                                                                 COMMON STOCK
                                                                                 BENEFICIALLY        PERCENT OF
NAME OF BENEFICIAL OWNER                                                           OWNED(1)         COMMON STOCK
- ---------------------------------------------------------------------------  --------------------  ---------------
John T. Chain, Jr.(1)......................................................              10,000           *
John L. Clendenin..........................................................               2,266           *
Saul A. Fox(2)(3)..........................................................              31,852           *
Louis V. Gerstner, Jr.(1)(3)(4)............................................           5,325,533            .47%
James H. Greene, Jr.(2)....................................................              27,301           *
H. John Greeniaus(1).......................................................           2,068,762            .18
Charles M. Harper (1)......................................................             622,680           *
James W. Johnston(1)(5)....................................................           2,054,124            .18
Vernon E. Jordan, Jr.(1)(3)................................................              31,287           *
Henry R. Kravis(2).........................................................             289,189           *
John G. Medlin, Jr.........................................................              34,333           *
Paul E. Raether(2).........................................................              94,185           *
Lawrence R. Ricciardi(1)(6)................................................           1,365,008            .12
Rozanne L. Ridgway(1)......................................................              30,000           *
Clifton S. Robbins(2)......................................................              21,614           *
George R. Roberts(2).......................................................             289,189           *
Scott M. Stuart(2).........................................................              14,106           *
G. Richard Thoman(1)(7)....................................................             285,922           *
Michael T. Tokarz(2).......................................................              29,577           *
Karl M. von der Heyden(1)..................................................           1,618,584            .14
All directors, nominees for director and executive officers as a group
  (other than as set forth below in relation to KKR Associates)(1)(2)......          17,569,801           1.54%

- ---------------
* Less than 0.1%.

(1) For purposes of this table, a person or group of persons is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The number of shares beneficially owned includes (i) 30,000 shares subject to currently exercisable options granted to each of Mr. Jordan and Ms. Ridgway; 3,211,320 shares subject to currently exercisable options granted to Mr. Gerstner; 1,437,600 shares subject to currently exercisable options granted to each of Messrs. Greeniaus and Johnston; 904,799 shares subject to currently exercisable options granted to Mr. Ricciardi; and 11,072,438 shares subject to currently exercisable options granted to all directors and executive officers as a group; and (ii) 458, 977, 986, 984, 472, 984 and 13,581 shares of Common Stock currently issuable on conversion of a like number of shares of ESOP Preferred Stock owned by, respectively, Messrs. Harper, Greeniaus, Johnston, Ricciardi, Thoman, von der Heyden and all directors and executive officers as a group.

(2) Messrs. Fox, Greene, Kravis, Raether, Roberts and Tokarz, all directors of Holdings, and Robert I. MacDonnell and Michael W. Michelson are general partners of KKR Associates, a limited partnership that owns 556,766,236 shares of Common Stock as set forth in the table below. Such persons may be deemed to share beneficial ownership of the shares shown in the table below as

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

    owned by KKR Associates. The foregoing persons disclaim beneficial ownership of any of such shares. Messrs. Robbins and Stuart, both directors of Holdings, are limited partners of KKR Associates.

(3) Messrs. Fox, Gerstner and Jordan are currently directors of Holdings but are not nominees for re-election.

(4) The outstanding shares of Common Stock shown as beneficially owned by Mr. Gerstner include 103,600 shares held in trust for the benefit of Mr. Gerstner's children, as to which Mr. Gerstner disclaims beneficial ownership.

(5) The outstanding shares of Common Stock shown as beneficially owned by Mr. Johnston include 60,000 shares held in trust for the benefit of Mr. Johnston's children, as to which Mr. Johnston disclaims beneficial ownership.

(6) The outstanding shares of Common Stock shown as beneficially owned by Mr. Ricciardi include 60,000 shares held in trust for the benefit of Mr. Ricciardi's children, as to which Mr. Ricciardi disclaims beneficial ownership.

(7) In addition, Mr. Thoman's spouse is the beneficial owner of 14,000 $.835 Depositary Shares, representing less than 0.1% of that class of voting securities, and as to which Mr. Thoman disclaims beneficial ownership.

     Compliance with Section 16(a) of The Exchange Act. Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Holdings' officers and directors, and persons who own more than ten-percent of a registered class of Holdings' equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of Holdings with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange, Inc. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish Holdings with copies of all such forms they file.

     To Holdings' knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, Holdings believes that during 1993 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with, except that David Kalis, who was an executive officer of Holdings during part of 1993, filed two untimely reports with respect to ten transactions related to his disposition of Common Stock and employee stock options. These transactions occurred after Mr. Kalis resigned as an executive officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of March 29, 1994, regarding the beneficial ownership of persons known to Holdings to be the beneficial owners of more than five percent of any class of Holdings' voting securities. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                                              NUMBER OF SHARES
   TITLE OF CLASS              NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIALLY OWNED    PERCENT OF CLASS
- ---------------------  ----------------------------------------------------  ------------------  --------------------
Common Stock           KKR Associates(1)...................................        556,766,236             48.9%
                       9 West 57th Street
                       New York, NY 10019
Common Stock           College Retirement Equities Fund(2).................         57,360,153              5.0%
                       730 Third Avenue
                       New York, NY 10017
ESOP Convertible       Wachovia Bank of North Carolina, N.A.(3)............         15,576,577              100%
Preferred Stock        Box 3075, Trust Operations
                       Winston-Salem, NC 27102

                                                   (Footnotes on following page)

(Footnotes for preceding page)

- ---------------
(1) Shares of Common Stock shown as beneficially owned by KKR Associates include shares owned of record by the limited partnerships of which KKR Associates is the sole general partner and as to which it possesses sole voting and investment power. KKR Associates is a limited partnership of which Messrs. Fox, Greene, Kravis, Raether, Roberts and Tokarz, all directors of Holdings, and Robert I. MacDonnell and Michael W. Michelson are the general partners. Such persons may be deemed to share beneficial ownership of the shares shown as owned by KKR Associates. The foregoing persons disclaim beneficial ownership of any such shares. Messrs. Robbins and Stuart, both directors of Holdings, are limited partners of KKR Associates.

(2) College Retirement Equities Fund reported in its Schedule 13G dated February 8, 1994 that it had sole voting and investment power over all of its shares.

(3) Wachovia Bank of North Carolina, N.A. ("Wachovia") holds such shares in its capacity as Trustee of the RJRN Defined Contribution Master Trust. Under the terms of the Master Trust, Wachovia is required to vote shares of ESOP Preferred Stock allocated to participants' accounts in accordance with instructions received from such participants and to vote allocated shares of ESOP Preferred Stock for which it has not received instructions and unallocated shares in the same ratio as shares with respect to which instructions have been received. Wachovia has no investment power with respect to shares of ESOP Preferred Stock.

          ITEM 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Subject to stockholder ratification, the Board of Directors has appointed the firm of Deloitte & Touche as independent auditors for the fiscal year ending December 31, 1994 and until their successors are selected. The appointment was made upon the recommendation of the Audit Committee, which is comprised of Directors who are not employees of Holdings or its subsidiaries.

     A representative of Deloitte & Touche will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so and will be available to answer appropriate questions.

     THE BOARD OF DIRECTORS CONSIDERS DELOITTE & TOUCHE TO BE WELL-QUALIFIED AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION.

     The affirmative vote of the shares representing a majority of the shares present at the meeting in person or represented by proxy and entitled to vote, will be required to approve this item proposed by the Board of Directors.

                             STOCKHOLDER PROPOSALS

     Various stockholders have submitted the four proposals set forth below. Holdings will furnish orally or in writing the identity of the proponents of these stockholder proposals, as well as their claimed share ownership amounts, upon written or oral request directed to the Secretary or any Assistant Secretary of Holdings. The following proposals have been carefully considered by the Board of Directors which has concluded that their adoption would not be in the best interests of Holdings or its stockholders. For the reasons stated after each proposal, the Board of Directors recommends a vote "AGAINST" each proposal.

     Proposals of stockholders intended to be presented at the next Annual Meeting must be received by the Secretary, RJR Nabisco Holdings Corp., 1301 Avenue of the Americas, New York, NY 10019-6013 no later than December 12, 1994.

           ITEM 3--STOCKHOLDER PROPOSAL ON CIGARETTE SALES TO MINORS

     Two stockholders have submitted the following proposal, which will be voted upon at the meeting if presented by its proponents:

     "WHEREAS--RJR Nabisco Inc. says "kids shouldn't smoke" and "we have worked with retailers nationwide to introduce programs to help them support minimum age laws";

     "--Because these laws are rarely enforced, minors easily buy cigarettes from convenience stores and vending machines. Increasingly these are Camels;

     "--The FTC staff has called for a ban on all "Cool Joe Camel" advertising, as have the attorney generals of 26 states;

     "--The Company has stated it opposition to enforcement mechanisms at local levels to implement state anti-smoking efforts geared toward children;

     "--RJ Reynolds recently launched massive efforts to keep local enforcement mechanisms geared to keep minors from smoking from being passed. For instance, in 1993 the Common Council of Fond du Lac, Wisconsin considered an ordinance whose enactment "directly pertains to and is in furtherance of the health, safety, and general welfare of the residents of the city, particularly those residents under eighteen (18) years of age." This did not consider vending machines but only "self-service promotional displays of cigarettes" which it considered able to "promote illegal tobacco sales to minors" as well as shoplifting. Reynolds Tobacco Company Federal Expressed a letter to all 131 tobacco liscensees in that city's limits indicating "volume would decrease by 10%" if the ordinance would be enacted;

     "--Much of this "10%" represents minors who would thereby be dissuaded from purchasing cigarettes if they were forced to ask for them instead of serving themselves;

     "--The RJ Reynolds letter also indicated "the average gross profit loss for each store in Fond du Lac would be $9,000 a year in addition to the retrofitting costs the first year" even though other statistics show savings gained from less pilferage and shoplifting (often by minors) would be balanced with any other costs incurred when over-the-counter sales would be in place;

     "--Our Company seems to have statistics readily available detailing potential losses for retailers for cigarettes sold to minors, yet refuses to indicate how many young people smoke our brands, arguing it has no such statistics;

     "--RESOLVED that shareholders request management to endorse a policy supporting enforcement mechanisms at all governmental levels (state, county/parish, local) geared to prevent illegal sales to minors of our tobacco products. Furthermore that management evaluate its minor-oriented "anti-smoking" material's effectiveness and expand them to include support for enforcement mechanisms geared to keep minors from smoking our tobacco products."

     The proponent has submitted the following statement in support of this proposal:

     "As shareholders sponsoring this resolution, we are appalled by our Company's tactics which ensure minors have virtually unlimited access to cigarettes. On the one hand it says it works to discourage "kids" from smoking; on the other it does all it can to keep enforcement mechanisms from being enacted. It is not enough to argue parents have the responsibility to make sure children don't smoke when all the evidence indicates this is not enough. If you agree, and sincerely want to limit children from smoking (realizing many of those hooked by 19 are already addicted), please support this resolution."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

     Holdings shares the proponent's desire to eliminate underage smoking. Towards this end, R.J. Reynolds Tobacco Company ("RJRT"), both individually and through the Tobacco Institute, has initiated a number of programs designed to discourage youngsters from smoking.

     Holdings and RJRT believe that the most effective means of discouraging underage smoking are to enforce existing laws that restrict youth access to cigarettes and to focus on the primary reasons why youngsters decide to smoke, namely peer pressure and sibling and parental example.

     In this regard, RJRT, with the support of educators and parents, has initiated the "Right Decisions/Right Now" program aimed at 12-15 year olds with the message that young people should not smoke. This program encompasses classroom teaching and parent-discussion materials and is ongoing in markets nationwide.

     RJRT has also actively advocated the enactment of a minimum age requirement of 18 for the purchase of tobacco products in every state. Partly as a result of these efforts, minimum age requirements now exist in all 50 states and the District of Columbia. RJRT has consistently supported efforts to limit cigarette vending machines to adult establishments or to locations where use of such machines can be supervised by an adult.

     RJRT and the tobacco industry have actively worked with retailers to step up compliance with minimum age laws for the purchase of tobacco products. Through an industry-led program called "It's the Law", and an RJRT program called "Support the Law--It Works", RJRT has worked with retailers nationwide to provide a comprehensive training program to help them comply with minimum age laws on all age-restricted products, including tobacco.

     Through the Tobacco Institute, the tobacco industry maintains the "Helping Youth Decide" program, providing materials to educators and parents encouraging them to include the issue of smoking in discussions with children. To date, over 600,000 copies of these materials have been dispersed nationwide. Public service announcements were produced by the Tobacco Institute and have been aired on over 360 television stations in 40 states. Both the "Right Decisions/Right Now" program and the "Helping Youth Decide" program were developed with the assistance of independent adolescent behavior experts.

     According to a University of Michigan study of high school seniors conducted for the National Institute of Drug Abuse, daily smoking has declined 31% during the past 15 years. RJRT's and the tobacco industry's programs aim to continue this trend.

     In summary, RJRT and Holdings are committed to eliminating underage smoking and already are actively working to achieve this objective. Since Holdings already supports enforcement of age-restriction laws, this stockholder proposal is inappropriate.

     THEREFORE, YOUR BOARD URGES STOCKHOLDERS TO VOTE "AGAINST" THIS PROPOSAL.

     The affirmative vote of the shares representing a majority of the shares present at the meeting in person or represented by proxy and entitled to vote, will be required to approve this item.

              ITEM 4--STOCKHOLDER PROPOSAL ON FACILITATING TOBACCO
                          FARMERS' ECONOMIC CONVERSION

     A stockholder has submitted the following proposal, which will be voted upon at the meeting if presented by its proponent:

     "WHEREAS

     "--Except for last year, domestic tobacco consumption rates declined 1 to 2 percent a year since the mid-1960s, falling from 42% of adult Americans in 1965 to 25.7% of adults in 1991. This decline in tobacco consumption adversely impacted domestic tobacco growers;

     "--As tobacco prices rose in the 1980s, U.S. companies started looking to foreign markets and, according to farm leaders, subsidized growers in places like Malawi, Argentina, and Brazil to grow tobacco of comparable quality to the American leaf for the domestic market. In 1969 less than 1 percent of the tobacco used in U.S. cigarettes was imported. By 1992, 28 percent of burley and 23 percent of the flue cured was foreign. Burley imports alone increased 40 percent between 1990 and 1992.

     "--The New York Times noted: "Farmers' profit margins have declined while the major manufacturers' profits have risen. . .

     "--Farmers have been squeezed by a combination of rising costs for labor, fertilizers and chemicals, and the relatively stagnant prices of tobacco leaves, depressed by an influx of cheap foreign imports." (08/06/93);

     "--After being challenged about unilateral price increases for domestic cigarettes even as domestic tobacco purchases and income decreased because of the foreign tobacco purchases, the major U.S. cigarette companies have agreed to support floors for content percentages of domestic tobacco for cigarettes;

     "--Given past actions which indicate the tobacco companies have created practices which have enhanced their own profits from tobacco as the income to tobacco farmers has decreased;

     "--It has been recognized that the agricultural economy in tobacco-growing states must be diversified and that funds to achieve this must come, in part, from a portion of federal cigarette excise tax revenues, as well as other funding sources;

     "--Various recommendations have been developed from within the tobacco-growing community to ease the transition of tobacco farmers from dependency on production for cigarette sales to alternative uses of their land, including:

          "1) reducing or eliminating tobacco acreage by diversification into other crops or land usage;

          "2) dedicating a portion of any cigarette excise tax increase for the government to purchase tobacco growing allotments and retire them. Inclusion of tax benefits forfeiting the allotments would also be effective, particularly to farmers reinvesting into the growth of alternative crops;

          "3) providing grants and low-interest loans to tobacco farmers who change to new crops, to be used for equipment, seeds, nursery stocks, new farm equipment, and irrigation systems.

     "RESOLVED that RJR Nabisco Holdings Corporation establish a Committee of the Board to review the Company's connections to its farm-suppliers and to determine how they can be helped in efforts at economic conversion from dependency on tobacco-for-cigarettes to use of farmland for other purposes. Furthermore that the Company support legislation to help ease this economic conversion for tobacco-growers at federal and state levels."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

     RJRT has a vital interest in securing an adequate supply of quality tobacco to manufacture cigarettes. Converting farmland used to grow tobacco to another crop would diminish the supply of quality U.S. tobacco available to RJRT and is therefore not in Holdings' business interests or in the interests of its stockholders. The Board of Directors believes that it is inappropriate for Holdings or RJRT to support efforts of any sort to reduce the supply of raw materials that RJRT uses to produce its products. The Board will oppose any and all proposals that threaten the ability of Holdings to generate earnings to enhance stockholder returns.

     Holdings is not, however, insensitive to the issues currently facing the tobacco grower. During recent years, U.S. cigarette manufacturers have faced declining domestic cigarette consumption and growing consumer demand for cheaper cigarettes, resulting in lower manufacturer pricing levels. These factors have had a negative impact on both manufacturers of domestic cigarettes and U.S. growers alike.

     Domestic tobaccos compete in a global leaf market and U.S. growers and manufacturers have an opportunity to expand their business by exporting their products abroad. U.S. tobacco, the key ingredient in American-style cigarettes, is experiencing a growing acceptability in cigarette markets around the world. Holdings believes that U.S. grower interests are best served by efforts to expand domestic tobacco exports and to enhance the competitiveness of the U.S. grower in world markets.

     THEREFORE, YOUR BOARD URGES STOCKHOLDERS TO VOTE "AGAINST" THIS PROPOSAL.

     The affirmative vote of the shares representing a majority of the shares present at the meeting in person or represented by proxy and entitled to vote, will be required to approve this item.

               ITEM 5--STOCKHOLDER PROPOSAL ON WARNING LABELS FOR
                       ADVERTISING AND PROMOTIONAL ITEMS

     Two stockholders have submitted the following proposal, which will be voted upon at the meeting if presented by its proponents:

     "WHEREAS Camel cigarettes has been the fastest-growing brand among teenagers for the last five years;

     "Our Company actively reaches out to customers and potential customers for its cigarette brands by spending hundreds of millions of dollars around the world in advertising and promotions;

     "These efforts include advertising on billboards, magazines, bus signs, placards and television whenever allowed as well as advertising through sponsorships and promotional items bearing our Company's cigarette logos and symbols. These include clothing, toys, sporting goods, and watches. Many of these items are popular with children. For instance, 30% of 12-17 year olds in a Gallup survey reported having received promotional items for tobacco products;

     "In recent years, our Company has shifted advertising dollars into promotional advertising to convey the images, symbols, and other advertising messages of its cigarette brands to impress the image of the brands on potential consumers' psyches.

     "The Joe Camel campaign has helped increase our Company's share of the cigarette market for minors from less than 0.5% to almost 33.0% between 1988 and 1993. In 1992, Camel was the only major brand of cigarettes to show a sales increase, which we believe is attributable to sales to minors.

     "Although promotions are a form of advertising for our Company's brands, they carry no warnings about the health hazards caused by smoking our cigarette brands;

     "The Federal Trade Commission requires that promotional items such as caps and t-shirts for brands of chewing tobacco and moist snuff carry prominent warning labels on the items themselves;

     "RESOLVED that shareholders request the Board to adopt the following policy to be put into effect by January 1, 1995: All advertising and promotional items for our Company's tobacco products distributed throughout the world shall include clear and effective health warnings about the dangers of addiction, disease and death from smoking cigarettes."

     The proponent has submitted the following statement in support of this proposal:

     "On the one hand, our Company says smoking is an adult custom and that it tries to "discourage" children from smoking. Yet, on the other hand, we believe it encourages them to smoke through promotions and by sponsoring sporting events which attract them. The cigarette brand symbols and logos invade their consciousness with no simultaneous warning about the health hazards caused by smoking. We believe there should be warnings wherever our ads and promotions appear; these should be at least as easily readable and easy to see as the images and symbols associated with our cigarette brands.

     "Our Company has been relatively free of damages from litigation brought by people harmed by smoking, arguing that cigarette packages contained warnings. Similar warnings should be placed on any ads or promotional symbols connected to our cigarettes because it may be argued these attracted people to use our products to the detriment of their health. Recently our Company voluntarily placed health warnings on all cigarette packages sold throughout the world, even though such were not required by law. We believe warnings on all uses of our cigarette logos is the logical next step. If you agree, please vote "yes" for this resolution."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

     Independent studies consistently conclude that advertising does not play a significant role in the decision to start smoking. Peer pressure and sibling and parental example are consistently found to be the principal reasons young people start to smoke; indeed, many studies conclude that advertising plays no role in this decision at all.

     Claims that the CAMEL campaign has resulted in additional underage smoking are not supported by the empirical data. In fact, the same studies cited by the proponents conclude that another brand manufactured by another company has the overwhelming share of underage smokers. A recent Roper Starch survey indicates that Joe Camel is no more recognizable to youth than any other advertising character and that those who associate the Camel illustration with cigarettes generally have a decidedly negative view of cigarettes.

     RJRT is committed to marketing its products responsibly and does not direct its cigarette advertising and/or promotions towards minors. RJRT's off-shore subsidiaries also comply with industry marketing codes which exist in a number of markets in which they compete. These codes similarly seek to ensure that cigarettes are advertised and promoted to adults only.

     Holdings believes that there is awareness throughout the world of the health issues involved with smoking and this awareness is furthered by the presence of a warning label on each pack of cigarettes that RJRT manufactures. Additionally, RJRT is already in compliance with age and label regulations in all the countries in which it operates.

     The world cigarette market is extremely competitive. Even if Holdings were to place warnings on advertising and promotional items, it is likely that its competitors would take advantage of such an action to market their products to the detriment of RJRT and possibly make it more difficult to serve the financial interests of Holdings' stockholders.

     In summary, RJRT and Holdings are confident that its CAMEL advertising does not influence children to start smoking, and do not believe that extending warning labels to promotional items would decrease the incidence of underage smoking.

     THEREFORE, YOUR BOARD URGES STOCKHOLDERS TO VOTE "AGAINST" THIS PROPOSAL.

     The affirmative vote of the shares representing a majority of the shares present at the meeting in person or represented by proxy and entitled to vote, will be required to approve this item.

                        ITEM 6--STOCKHOLDER PROPOSAL ON
                   LEGISLATIVE ACTIVITY AND RESEARCH FUNDING

     A stockholder has submitted the following proposal, which will be voted upon at the meeting if presented by its proponent:

     "WHEREAS--after "two years of wrangling between the EPA and tobacco companies," the "Environmental Protection Agency.... concluded that 'passive'
tobacco smoke is a human lung carcinogen" causing 3,000 lung cancer deaths yearly (The Wall Street Journal, 1/6/93);

     "--Since the Report's release, 20 states tightened or considered tightening public smoking laws; 150 local governments enacted smoking bans, the largest being Los Angeles despite a massive effort by the tobacco industry to overturn its ban;

     "--Our Company joined the tobacco industry seeking a permanent injunction overturning the EPA's findings, alleging EPA officials misused scientific data and EPA regulations promoting anti-smoking objectives. The print media's reaction indicated this strategy to be faulty, if not filled with contradictions:

          "--The New York Times headlined an article on the subject: "E.P.A.
     Finding: Tobacco's Loss? Evidence for Industry Lawsuit Appears Somewhat Shaky" (6/29/93);

          "--In an editorial entitled, "Let Judge Choke off Tobacco Suit," The Milwaukee Journal editorialized: "In a transparent attempt to stave off further regulation of smoking, the tobacco industry has sued the US Environmental Protection Agency for deeming secondhand cigarette smoke a cancer risk to non-smokers. Now here is a business in deep denial. May the judge assigned to hear the industry's case see this frivolous lawsuit for what it is and throw it our" (6/24/93).

          "--USA Today in its own editorial entitled "Expand No-Smoking Zones to Curb Passive Smoke Risk" noted the tobacco industry's lawsuit in light of the current rise in restriction for smokers and declared: "Small wonder that the tobacco industry is resorting to ever more desperate measures." It continued: "The industry has a lonely battle to fight. It may be the sole entity harmed by smoking restrictions. . . . . With so much going for them, smoking bans are a valuable tool for those yearning to breathe free" (6/24/93).

          "--The Los Angeles Times, in an editorial 6/25/93, titled: "Fighting Fire with Smoke," concluded: The tobacco industry increasingly recognizes the EPA's findings could do what decades of public service announcements about smoking failed to do--dramatically change laws governing smoking. As such, nervous cigarette makers feel themselves backed into a corner.

          "Not surprisingly, then they are lashing out. In a federal suit filed Tuesday, a coalition of tobacco groups wants the EPA report declared null and void. The EPA was biased in its use of scientific findings, the industry contends. "The science" of cigarette smoking in humans "is complex", say the cigarette makers. Perhaps. But the personal and financial cost of smoking-related diseases is quite clear."

     "--No labels warn about ETS. Since our Company has not paid for any plaintiffs by arguing that warnings free it from responsibility, efforts to undermine notification of ETS hazards might result in huge awards for lost ETS lawsuits;

     "RESOLVED that shareholders request RJR Nabisco to refrain from efforts to undermine legislation geared to restrict smoking in public places and to cease expenditures of funds challenging legitimate studies consistently showing ETS health hazards."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

     RJRT recognizes that many nonsmokers do not like environmental tobacco smoke ("ETS") and wish to minimize their exposure to it. However, Holdings and RJRT--as well as numerous research authorities--believe that the Environmental Protection Agency's ("EPA") January 7, 1993 report classifying ETS as a Group A carcinogen is based on statistically inaccurate data. Because Holdings and RJRT are convinced that the EPA's claims are wrong, RJRT recently joined others in legally challenging the EPA's findings. That lawsuit argues that the EPA's classification of secondhand smoke should be declared void for many reasons, including (i) the EPA's classification of secondhand smoke is invalid given the body of scientific evidence available; (ii) in reaching its conclusion, the EPA did not apply the same risk-assessment guidelines to ETS that it applies to all other substances; and (iii) the EPA's conclusions are designed to encourage lawsuits and regulations that would force employers, restaurant operators and building owners to totally ban smoking.

     Without a doubt, secondhand smoke can be annoying. However, Holdings and RJRT believe that the EPA's conclusion that secondhand smoke causes cancer in non-smokers is not justified by the available evidence and claims that secondhand smoke causes heart disease are equally unjustified. This belief is supported by a number of independent scientists and research experts who have pointed out that the EPA report deliberately used different statistical methods to examine ETS than those applied by the EPA to other substances.

     It is important to put all risks in perspective. Many things people come into contact with every day--including many popular foods, alcoholic beverages, chlorinated water, automobile emissions, and even sand--have been reported to increase people's risk of disease or death. Depending on which study one reads, some of these risks are considerably higher, and some lower, than the risk the EPA reports for secondhand smoke.

     Smoking bans are unfair and are unnecessary. Complaints about secondhand smoke can be greatly reduced, and in many cases eliminated, through a variety of approaches including simple separation of smokers and non-smokers, the use of partitions, portable air cleaners and designated smoking areas, and adequate ventilation.

     In this regard, RJRT is working with restaurant and bar owners, business leaders, air quality experts and others to develop programs that create a climate where the preferences of smokers and non-smokers alike are treated with courtesy and respect. RJRT has also produced brochures and other materials that can help businesses develop smoking policies appropriate to their employee populations and have produced a guide to help facilities managers understand the principles of smoking lounge design.

     In our view, RJRT's actions with regard to ETS are prudent, responsible and in the best interest of Holdings' stockholders.

     THEREFORE, YOUR BOARD URGES STOCKHOLDERS TO VOTE "AGAINST" THIS PROPOSAL.

     The affirmative vote of the shares representing a majority of the shares present at the meeting in person or represented by proxy and entitled to vote, will be required to approve this item.

                             EXECUTIVE COMPENSATION

SUMMARY

     The following pages describe the components of the total compensation of the five most highly compensated executive officers of Holdings at the end of the last fiscal year and two other individuals who served as chief executive officers of Holdings during the last fiscal year. The principal components of such individuals' current cash compensation are the annual base salary and bonus included in the Summary Compensation Table. The bonus amounts represent amounts that the Compensation Committee and the Board have approved for each named individual based on company and individual performance during 1993. The long-term portion of the individuals' total compensation is provided under Holdings' 1990 Long Term Incentive Plan (the "LTIP") which provides for various types of stock-based awards such as stock options, restricted stock and performance share awards, as described below. Also described below is the future compensation such individuals can receive under Holdings' retirement plans or, following termination of employment, under private employment agreements between Holdings and such individuals.

SUMMARY COMPENSATION TABLE

     The following table presents certain specific information regarding the 1993 compensation of the five most highly compensated executive officers of Holdings at the end of the last fiscal year and two other individuals who served as chief executive officers of Holdings during the last fiscal year. Effective March 26, 1993, Mr. Gerstner resigned from his position as Chairman and Chief Executive Officer of Holdings. On that date, Messrs. Ricciardi and von der Heyden were elected Co-Chairmen and Chief Executive Officers of Holdings. Prior thereto, Mr. Ricciardi had served as Executive Vice President and General Counsel and Mr. von der Heyden had served as Executive Vice President and Chief Financial Officer. On May 27, 1993, Mr. Harper was elected a director and sole Chairman and Chief Executive Officer of Holdings. Also on such date, Mr. Ricciardi was elected President, and Mr. von der Heyden resigned as an officer and director of Holdings. On January 3, 1994, Mr. Thoman ceased to be an executive officer of Holdings.

                           SUMMARY COMPENSATION TABLE
                                       ANNUAL COMPENSATION                            LONG TERM COMPENSATION
                        --------------------------------------------------  -------------------------------------------
                                                            OTHER ANNUAL     RESTRICTED                    LONG-TERM
    NAME & PRINCIPAL                                        COMPENSATION        STOCK         STOCK        INCENTIVE
    POSITION              YEAR     SALARY ($)  BONUS ($)         ($)        AWARD(S)($)(6) OPTIONS (#)    PAYOUTS ($)
- ----------------------  ---------  ----------  ----------  ---------------  -------------  -----------  ---------------
Charles M. Harper            1993  $  704,615  $1,750,000     $  472,830(1)   $       0     8,750,000      $       0
  Chairman & Chief
  Executive Officer
Lawrence R. Ricciardi        1993  $  557,333  $  462,000     $   77,254(2)   $ 815,625       500,000      $       0
  President & General        1992  $  420,833  $  385,000     $   59,480      $       0             0      $       0
  Counsel                    1991  $  400,000  $  400,000                     $       0       560,000      $       0
H. John Greeniaus            1993  $  603,445  $  557,000     $   71,398(3)   $ 600,000       500,000      $       0
  Chairman & Chief           1992  $  572,500  $  310,000     $   58,644      $       0             0      $       0
  Executive Officer,         1991  $  560,000  $  450,000                     $       0       720,000      $       0
  Nabisco Foods Group
James W. Johnston            1993  $  607,292  $  225,000     $  123,435(4)   $ 826,460       500,000      $       0
  Chairman & Chief           1992  $  572,500  $  495,000     $   99,991      $       0             0      $       0
  Executive Officer,         1991  $  560,000  $  440,000                     $       0       720,000      $       0
  R. J. Reynolds
  Tobacco Company
G. Richard Thoman            1993  $  417,067  $  347,000     $   67,796(3)   $ 600,000       515,000      $       0
  President & Chief          1992  $  163,840  $  150,000     $   26,888      $       0       800,000      $       0
  Executive Officer,
  Nabisco
  International, Inc.
Louis V. Gerstner, Jr.       1993  $  307,729  $        0     $2,031,512(5)   $       0       640,000      $       0
  Former Chairman &          1992  $1,161,240  $1,900,000     $1,047,255      $       0             0      $       0
  Chief Executive            1991  $1,095,510  $2,000,000                     $       0     1,200,000      $       0
  Officer
Karl M. von der Heyden       1993  $  575,000  $  420,000     $   67,088(3)   $ 720,000             0      $       0
  Former Co-Chairman &       1992  $  493,333  $  428,000     $   60,462      $       0             0      $       0
  Chief Executive            1991  $  485,000  $  445,000                     $       0       720,000      $       0
  Officer

    NAME & PRINCIPAL      ALL OTHER
    POSITION            COMPENSATION
- ----------------------  -------------
Charles M. Harper         $ 423,417(7)
  Chairman & Chief
  Executive Officer
Lawrence R. Ricciardi     $  43,979(7)
  President & General     $  12,276
  Counsel
H. John Greeniaus         $  34,808(7)
  Chairman & Chief        $  17,210
  Executive Officer,
  Nabisco Foods Group
James W. Johnston         $  70,065(7)
  Chairman & Chief        $  17,210
  Executive Officer,
  R. J. Reynolds
  Tobacco Company
G. Richard Thoman         $  22,876(7)
  President & Chief       $   9,000
  Executive Officer,
  Nabisco
  International, Inc.
Louis V. Gerstner, Jr.    $ 127,912(8)
  Former Chairman &       $ 150,520
  Chief Executive
  Officer
Karl M. von der Heyden    $  33,010(7)
  Former Co-Chairman &    $  14,893
  Chief Executive
  Officer

                                                   (Footnotes on following page)

(Footnotes for preceding page)

- ---------------
(1) Mr. Harper's employment agreement requires Holdings to pay annual premiums on a $5 million permanent life insurance policy owned by Mr. Harper. $319,653 of the amount shown was Mr. Harper's increased personal income tax liability attributable to the payment of the 1993 premium by Holdings, which was reimbursed by Holdings to Mr. Harper under the terms of his employment agreement. The amount of the 1993 premium is included in the "All Other Compensation" column. The amount shown also reflects other income tax liabilities which were reimbursed by Holdings to Mr. Harper ($43,565), amounts not paid to Mr. Harper but nonetheless allocable to his personal use of company facilities and aircraft ($52,374), and amounts attributable to his participation in RJRN's executive perquisite program, which provides him with supplemental insurance, a leased automobile and an annual allowance ($36,021, based on the portion of the year Mr. Harper was an employee) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid to him in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life and personal liability insurance.

(2) Mr. Ricciardi's employment agreement requires Holdings to make annual payments to Mr. Ricciardi in lieu of paying annual premiums on a $3 million term life insurance policy for Mr. Ricciardi. $7,417 of the amount shown was Mr. Ricciardi's increased personal income tax liability attributable to the 1993 payment, which was reimbursed by Holdings to Mr. Ricciardi. The amount of the 1993 payment is included in the "All Other Compensation" column. The amount shown also reflects amounts not paid to Mr. Ricciardi but nonetheless allocable to his personal use of company aircraft ($2,101), and amounts attributable to his participation in RJRN's executive perquisite program, which provides him with supplemental insurance, a leased automobile and an annual allowance ($47,500) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid to him in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life and personal liability insurance.

(3) The amounts shown in the table reflect Mr. Greeniaus', Mr. Thoman's and Mr. von der Heyden's participation in RJRN's executive perquisite program, which provides each individual with supplemental insurance, a leased automobile and an annual allowance which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid to each individual in cash. In 1993, the annual allowance for each individual was $47,500. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life and personal liability insurance. The amounts shown in the table for Mr. Greeniaus and Mr. von der Heyden include amounts not paid to them but nonetheless allocable to their personal use of company aircraft ($10,502 for Mr. Greeniaus and $4,392 for Mr. von der Heyden).

(4) Mr. Johnston's employment agreement requires Holdings to pay annual premiums on a $1 million term life insurance policy and a $1 million permanent life insurance policy owned by Mr. Johnston. $29,851 of the amount shown was Mr. Johnston's increased personal income tax liability attributable to the payment of the 1993 premium by Holdings, which was reimbursed by Holdings to Mr. Johnston. The amount of the 1993 payment is included in the "All Other Compensation" column. The amount shown also reflects amounts not paid to Mr. Johnston but nonetheless allocable to his personal use of company aircraft ($30,625) and amounts attributable to Mr. Johnston's participation in RJRN's executive perquisite program, which provides him with supplemental insurance, a leased automobile and an annual allowance ($47,500) which may be used to reimburse miscellaneous expenses and, to the extent not so used, is paid to him in cash. The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life and personal liability insurance.

(5) Mr. Gerstner resigned as an executive officer of Holdings effective as of March 26,1993. The amount shown in the table reflects amounts paid or allocated to Mr. Gerstner pursuant to the terms of his employment agreement either (i) for the period prior to March 26, 1993 or (ii) in connection with his termination of employment. The largest component of the amount shown reflects the funding of Mr. Gerstner's retirement arrangement, as required by the terms of his employment agreement. Mr. Gerstner's pension at retirement is calculated using the same formula as is used for the other individuals in the table, and is in lieu of the supplemental pension arrangements provided to such individuals. Pursuant to Mr. Gerstner's employment agreement, this benefit is funded through the delivery to him of annuity contracts. $448,355 of the amount shown is (i) the cost to Holdings of a single premium annuity contract delivered to him in 1993 to fund his incremental pension accruals through December 31, 1992 and (ii) related reimbursement for taxes. An additional $1,495,959 of the amount shown is (i) the cost to Holdings of a single premium annuity contract delivered to Mr. Gerstner following his termination of employment in 1993 to fund incremental pension accruals in 1993 and the remaining unfunded portion of his supplemental pension benefit and (ii) related reimbursement for taxes. The annuity contracts fund an amount equal to the after-tax retirement benefit accrued by Mr. Gerstner pursuant to his employment agreement, reduced by Mr. Gerstner's vested benefit provided under Holdings' qualified pension plan. Mr. Gerstner's employment agreement also required Holdings to pay annual premiums on a $5 million permanent life insurance policy owned by Mr. Gerstner. $66,964 of the amount shown was Mr. Gerstner's increased personal income tax liability attributable to the payment of the 1993 premium by Holdings, which was reimbursed by Holdings to Mr. Gerstner under the terms of his employment agreement. The amount of the 1993 premium is included in the "All Other Compensation" column. The amount shown also reflects amounts not paid to Mr. Gerstner, but nonetheless allocable to his personal use of company aircraft ($6,426), and amounts attributable to his participation in RJRN's executive perquisite program, which provided him with supplemental insurance, a leased automobile and an annual allowance which was used to reimburse miscellaneous expenses ($8,038, based on the portion of the year Mr. Gerstner was an employee). The supplemental insurance consists of medical, dental, business travel accident and, to the extent elected, life, spousal life and personal liability insurance.

(6) The amount shown in the table for each named executive officer is equal to the product of: (i) the closing market price of Common Stock on the date(s) on which the restricted stock was granted, multiplied by (ii) the number of restricted shares of Common Stock held by the named executive officer as of December 31, 1993. Restricted stock holdings as of December 31, 1993, and their value on such date, based on the value of an equivalent number of unrestricted shares were: Mr. Harper, 0 shares; Mr. Ricciardi, 135,000 shares ($860,625); Mr. Greeniaus, 100,000 shares ($637,500); Mr. Johnston, 134,840 shares ($859,605); Mr. Thoman, 100,000 shares ($637,500); Mr.
    Gerstner, 0 shares; and Mr. von der Heyden, 120,000 shares ($765,000). All of Mr. Thoman's restricted stock was forfeited upon his termination of employment on January 3, 1994. Restrictions will lapse on December 31, 1994 with respect to all of the restricted stock described herein.

(7) The amount shown in the table reflects the individual's participation in RJRN's qualified and non-qualified retirement plans. The amount shown in the table for Mr. Harper also includes $349,917, which was the 1993 premium for the insurance policy described in footnote (1). The amount shown in the table for Mr. Ricciardi also includes $9,045, which was the 1993 payment in lieu of insurance described in footnote (2). The amount shown in the table for Mr. Johnston also includes $35,813, which was the 1993 premium for the insurance policies described in footnote (4).

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

(8) The amount shown in the table reflects Mr. Gerstner's participation in RJRN's qualified and non-qualified retirement plans, but does not include benefits funded through the annuity contracts described in footnote (5). The amount shown in the table also includes $116,700, which was the 1993 premium for the insurance policy described in footnote (5).

STOCK OWNERSHIP

     Holdings believes that significant purchases of Common Stock by its executives through the commitment of personal financial resources is critical to Holdings' philosophy of encouraging executives to act as owner-managers. Accordingly, Holdings has implemented two programs to encourage executives to purchase Common Stock: the Management Equity Participation Plan and the LTIP (collectively, the "Programs"). Holdings has issued stock options under the Programs to the named executive officers and to other key employees. Certain options granted to all of the named executive officers were conditioned on the purchase by them of Common Stock under purchase stock agreements that, together with the options granted, contained a variety of limitations on the ability of the holders to transfer or realize gain from the purchase stock or the options. The executives received options to purchase four shares of Common Stock for every share purchased.

     In connection with the purchase of Common Stock under the LTIP, executives were permitted to borrow on a secured basis from Holdings the purchase price for the shares of the purchased stock. In addition, purchasers were entitled to borrow money from Holdings on substantially the same terms to pay taxes due on any taxable income recognized in connection with such purchases. The current annual interest rate, which was set in July 1993 at the then applicable federal rate for long term loans, is 6.37%. The indebtedness, plus accrued interest and taxes, must be repaid upon the earlier of sale of the shares or termination of plan participation. As of the latest practicable date, the named executive officers and other executive officers of Holdings, with outstanding indebtedness in connection with such loans were: Mr. Ricciardi $1,303,699; Mr. Greeniaus $1,992,900; Mr. Johnston $1,676,185; Mr. Thoman $605,473; Mr. Eugene R. Croisant (Executive Vice President, Human Resources and Administration) $931,214; Mr. Stephen W. Wilson (Executive Vice President and Chief Financial Officer) $458,754; and Mr. Robert S. Roath (Senior Vice President and Controller) $257,605. Mr. Thoman repaid a portion of his indebtedness on January 3, 1994. The largest amount of indebtedness in 1993 for Mr. Thoman was $1,888,839. Messrs. Gerstner and von der Heyden repaid their indebtedness during 1993. The largest amount of outstanding indebtedness during 1993 for Mr. Gerstner was $2,739,014 and for Mr. von der Heyden was $1,637,697.

     The following table identifies the stock option grants made to the named executive officers in 1993.

                  OPTION GRANTS IN THE LAST FISCAL YEAR (1993)
                                                    INDIVIDUAL GRANTS
                                ----------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                                 NUMBER OF                                                  AT ASSUMED ANNUAL RATES OF
                                SECURITIES    PERCENT OF TOTAL                               STOCK PRICE APPRECIATION
                                UNDERLYING   OPTIONS GRANTED TO    EXERCISE                      FOR OPTION TERM
                                  OPTIONS    EMPLOYEES IN FISCAL     PRICE     EXPIRATION   --------------------------
    NAME                        GRANTED (#)         YEAR           ($/SHARE)      DATE         0.0%          5.0%
- ------------------------------  -----------  -------------------  -----------  -----------  -----------  -------------
C. M. Harper(1)...............   8,000,000             16.1%       $   5.625      5/31/08    $       0   $  48,551,768
                                750,000...              1.5%       $   6.563     12/31/08    $       0   $   5,310,754
L. R. Ricciardi(2)............     500,000              1.0%       $   5.563       7/1/08    $       0   $   3,001,039
H. J. Greeniaus(2)............     500,000              1.0%       $   5.563       7/1/08    $       0   $   3,001,039
J. W. Johnston(2).............     500,000              1.0%       $   5.563       7/1/08    $       0   $   3,001,039
G. R. Thoman(2)...............      65,000              0.1%       $   8.250       1/1/08    $       0   $     578,575
                                   450,000              0.9%       $   5.563       7/1/08    $       0   $   2,700,935
L. V. Gerstner, Jr.(3)........     640,000              1.3%       $   8.250      3/29/93       n/a           n/a
K. M. von der Heyden..........           0              0.0%          n/a          n/a          n/a           n/a
All Stockholders(4)...........      n/a              n/a              n/a          n/a       $       0   $7,827,431,878
Gain to Named Executive
  Officers as a Percentage of
Gain to All Stockholders(5)...      n/a              n/a              n/a          n/a          n/a             0.845%


    NAME                             10.0%
- ------------------------------  ---------------
C. M. Harper(1)...............  $   142,976,168
                                $    15,639,210
L. R. Ricciardi(2)............  $     8,837,516
H. J. Greeniaus(2)............  $     8,837,516
J. W. Johnston(2).............  $     8,837,516
G. R. Thoman(2)...............  $     1,703,799
                                $     7,953,764
L. V. Gerstner, Jr.(3)........        n/a
K. M. von der Heyden..........        n/a
All Stockholders(4)...........  $23,050,369,876
Gain to Named Executive
  Officers as a Percentage of
Gain to All Stockholders(5)...           0.845%

                                                   (Footnotes on following page)

(Footnotes for preceding page)

- ---------------
(1) Mr. Harper's stock options were granted pursuant to the terms of his employment agreement (described below). The first grant shown for Mr. Harper was made on May 31, 1993, and the second grant shown for Mr. Harper was made on December 31, 1993. The exercise price of the stock options is equal to the fair market value of Common Stock on the date immediately prior to the date of grant. The stock options become exercisable over four years in accordance with the following schedule: 25% on each May 31, beginning May 31, 1994. The stock options have terms of 15 years from the date of grant, but are subject to earlier cancellation in certain circumstances.

(2) The stock options identified on the table were granted on July 1, 1993 (except for the first grant shown for Mr. Thoman, which was made on January 1, 1993). The exercise price of the stock options is equal to the fair market value of Common Stock on the date of grant. The stock options have terms of 15 years from the date of grant, but are subject to earlier cancellation in certain circumstances. The stock options granted to Mr. Thoman in 1993 (with the exception of options with respect to 21,450 shares of Common Stock) were forfeited on January 3, 1994 when he ceased to be an executive officer of Holdings.

(3) The stock options were granted to Mr. Gerstner on January 28, 1993 and had an original expiration date of January 1, 2008 but were forfeited on March 26, 1993 in connection with Mr. Gerstner's resignation as an executive officer of Holdings.

(4) The amounts on this line of the table show the potential increase in the value of the Common Stock issued and outstanding as of December 31, 1993 (1,138,011,292 shares) if the assumed annual rates of stock price appreciation are maintained over a 15 year term (equal to the term of the stock options) beginning December 31, 1993.

(5) No gain to the optionees is possible without an increase in the price of Common Stock, which would benefit all stockholders commensurately.

     The following table provides information relating to the number and value of shares of Common Stock subject to options held by the named executive officers as of December 31, 1993. There were no stock option exercises during 1993 by any of the named individuals.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END VALUE (1993)

                                                                                                 VALUE OF UNEXERCISED,
                                                                                                      IN-THE-MONEY
                                                                    TOTAL NO. UNEXERCISED        OPTIONS HELD AT FY-END
                                  SHARES                          OPTIONS HELD AT FY-END (#)             ($)(1)
                                ACQUIRED ON           VALUE       --------------------------  ----------------------------
     NAME                      EXERCISE (#)       REALIZED ($)    EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- --------------------------  -------------------  ---------------  -----------  -------------  -------------  -------------
C. M. Harper..............               0                 $0          0          8,750,000        $0          $6,000,000
L. R. Ricciardi...........               0                 $0         760,799     1,019,201        $792,000      $604,000
H. J. Greeniaus...........               0                 $0       1,197,600     1,222,400      $1,320,000      $736,000
J. W. Johnston............               0                 $0       1,197,600     1,222,400      $1,320,000      $736,000
G. R. Thoman(2)...........               0                 $0         285,450     1,029,550        $0            $365,400
L. V. Gerstner, Jr........               0                 $0       3,211,320        0           $4,360,565       $0
K. M. von der Heyden......               0                 $0       1,197,600       722,400      $1,320,000      $330,000

- ---------------
(1) Calculated based on the excess of the fair market value of Common Stock on December 31, 1993 ($6.375) over the option exercise price.

(2) The unexercisable options shown for Mr. Thoman were forfeited on January 3, 1994 when he ceased to be an executive officer of Holdings.

LONG TERM INCENTIVE AWARDS

     The following table describes performance shares that were granted to the named executive officers in 1993 pursuant to the LTIP. The performance share program is designed to encourage participants to maintain a long term strategic focus while also promoting stock ownership. Participants are granted a designated number of performance shares, which may be earned upon completion of a three-year performance period. Payouts of awards at the end of the performance period are based on Holdings' cumulative cash earnings per share during the performance period.

          LONG TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR (1993)

                                              AWARDS
                            ------------------------------------------          ESTIMATED FUTURE PAYOUTS(1)
                                                    PERFORMANCE OR      -------------------------------------------
                            NO. OF SHARES/UNITS   OTHER PERIOD UNTIL      THRESHOLD       TARGET         MAXIMUM
     NAME                   OR OTHER RIGHTS (#)  MATURATION OR PAYOUT   (# OF SHARES)  (# OF SHARES)  (# OF SHARES)
- --------------------------  -------------------  ---------------------  -------------  -------------  -------------
C. M. Harper..............           0                    n/a                n/a            n/a            n/a
L. R. Ricciardi...........           50,000               12/31/95           30,000         50,000         75,000
H. J. Greeniaus...........           50,000               12/31/95           30,000         50,000         75,000
J. W. Johnston............           50,000               12/31/95           30,000         50,000         75,000
G. R. Thoman(2)...........           50,000               12/31/95           30,000         50,000         75,000
L. V. Gerstner, Jr.(3)....          182,000               12/31/95            0              0              0
K. M. von der Heyden......           50,000               12/31/95           30,000         50,000         75,000

- ---------------
(1) If targeted results are achieved, the participant will receive a number of shares of Common Stock equal to the number of performance shares granted. The threshold number of shares will be awarded if the actual performance equals 91.8% of the target, and the maximum number of shares will be awarded if the actual performance equals 104.1% of the target.

(2) The performance shares granted to Mr. Thoman were forfeited on January 3, 1994 when he ceased to be an executive officer of Holdings.

(3) The performance shares granted to Mr. Gerstner were forfeited on March 26, 1993 when he ceased to be an executive officer of Holdings.

RETIREMENT PLANS

     The named executive officers participate in noncontributory defined benefit retirement plans maintained by Holdings or its subsidiaries. Mr. Ricciardi, Mr. Greeniaus, Mr. Johnston, Mr. Thoman, and Mr. von der Heyden also participate in a Supplemental Executive Retirement Plan. Mr. Harper's employment agreement provides him with a vested supplemental pension substantially similar to the Supplemental Executive Retirement Plan, except that Mr. Harper will be credited with 6 years of service in addition to his actual service with RJRN. Mr. Gerstner's employment agreement also provided him with a vested supplemental pension. Following Mr. Gerstner's resignation in March 1993, the supplemental pension provided to Mr. Gerstner pursuant to his employment agreement, stated as a single-life annuity commencing at age 60, was $1,196,004 per year, and has been fully funded through the purchase of annuity contracts, as described in footnote 5 to the Summary Compensation Table. Benefits under the Supplemental Executive Retirement Plan are payable only after a participant's retirement at a specified retirement age. Mr. Thoman's retirement plan benefits were forfeited on January 3, 1994 when he ceased to be an executive officer of Holdings.

     The following table shows the estimated annual benefits payable upon retirement under the Supplemental Executive Retirement Plan and, in Mr. Harper's case, pursuant to his employment agreement, as described in the preceding paragraph. The retirement benefits shown are computed without regard to the Social Security offset and are based upon retirement at age 60 and the payment of a single-life annuity to the employee.

                                   ESTIMATED ANNUAL RETIREMENT BENEFITS
                                             YEARS OF SERVICE
                                   -------------------------------------
       AVERAGE FINAL COMPENSATION  10 OR FEWER      15       20 OR MORE
       --------------------------  -----------  -----------  -----------
              $    800,000             266,666      300,000      400,000
              $    900,000             300,000      337,500      450,000
              $  1,000,000             333,333      375,000      500,000
              $  1,200,000             400,000      450,000      600,000
              $  1,600,000             533,333      600,000      800,000
              $  2,000,000             666,666      750,000    1,000,000
              $  2,400,000             800,000      900,000    1,200,000
              $  2,800,000             933,333    1,050,000    1,600,000
              $  3,200,000           1,066,666    1,200,000    1,600,000
              $  3,600,000           1,200,000    1,350,000    1,800,000
              $  4,000,000           1,333,333    1,500,000    2,000,000

     The retirement benefits for Mr. Harper, Mr. Ricciardi, Mr. Greeniaus, Mr. Johnston, and Mr. von der Heyden are determined under this table. For purposes of determining retirement benefits under the Supplemental Executive Retirement Plan (and, in Mr. Harper's case, under his employment agreement), compensation includes base salary, bonus (in the year earned) and pre-tax contributions to plans maintained under sections 401(k) and 125 of the Code. "Average Final Compensation" under the Supplemental Executive Retirement Plan (and, in Mr. Harper's case, under his employment agreement) is determined by considering the 36 consecutive months that yield the highest average compensation during the participant's last 60 months of service. If the participant has fewer than 36 months of service, all months are considered. Average Final Compensation as of December 31, 1993 for the named individuals who are participants in the Supplemental Executive Retirement Plan was: Mr. Ricciardi: $875,056; Mr.
Greeniaus: $1,024,982; Mr. Johnston: $1,024,311; and Mr. von der Heyden:
$948,778. Mr. Harper's Average Final Compensation as of December 31, 1993 was $3,000,000. The following are estimated years of credited service at age 60 (rounded to the nearest year) under the Supplemental Executive Retirement Plan (giving effect to individual arrangements) for the participants listed above:
Mr. Ricciardi: 27 years; Mr. Greeniaus: 28 years; and Mr. Johnston: 30 years. On June 16, 1994, the effective date of Mr. von der Heyden's retirement as an employee, Mr. von der Heyden's years of credited service will be 20 years. Mr. Harper's estimated years of credited service at the end of the term of his employment agreement will be 10 years.

AGREEMENTS WITH CERTAIN OFFICERS

     In 1993, Holdings and RJRN entered into an employment agreement with Mr. Harper pursuant to which Mr. Harper became employed as Chief Executive Officer and Chairman of the Board of Holdings and RJRN for a period commencing on May 31, 1993 and continuing through May 31, 1997. Pursuant to the employment agreement, Mr. Harper will receive a base salary of $1.2 million per annum, increasing each January 1 by at least 6%. Pursuant to the employment agreement, Mr. Harper received a bonus of $1.75 million in 1993 and will receive guaranteed annual minimum bonuses so that his salary plus bonuses for calendar years after 1994 will be at a rate that is no less than $3.0 million per year. Pursuant to the employment agreement, Mr. Harper is provided with life insurance in the amount of $5 million.

     Mr. Harper's employment agreement provides that Mr. Harper will receive a supplemental pension substantially similar to the Supplemental Executive Retirement Plan, except that Mr. Harper will be credited for six of his years of service with his previous employer in addition to his actual service with RJRN. Mr. Harper's benefit under this supplemental pension is vested at all times. Mr. Harper's employment agreement also provides for the payment to Mr. Harper of compensation continuance until May 31, 1997, based on Mr. Harper's then current base salary and the highest annual bonus paid to, or accrued for, him, if Holdings or RJRN terminates Mr. Harper's employment without cause or if Mr. Harper terminates his employment under conditions specified in the employment agreement. Under certain circumstances involving a change of control of Holdings, Mr. Harper would also be reimbursed for the amount of the excise tax, if any, on his termination payments, as well as any incremental income taxes payable on the reimbursed amount.

     Under the terms of his employment agreement, Mr. Harper was required to purchase 622,222 shares of Common Stock at a price of $5.625 (the closing market price on May 21, 1993) from Holdings. The employment agreement restricts the transfer of such stock so long as Mr. Harper remains employed by Holdings or any of its subsidiaries. The purchase of such stock was a condition to the grant to Mr. Harper on May 31, 1993 under the LTIP of options to purchase 8,000,000 shares of Common Stock at an exercise price of $5.625. Such options will become vested and exercisable in four equal annual installments on the first, second, third and fourth anniversaries of the date of grant. The employment agreement also provides that Holdings will grant options to purchase 750,000 shares of Common Stock to Mr. Harper on each December 31 on which he remains employed by RJRN through December 31, 1996. The exercise price for such options will be equal to the fair market value of such shares on the business day immediately preceding the date of grant. Such additional options will become vested and exercisable in equal annual installments on each May 31 after the date of grant through May 31, 1997. All of the options referred to above will be exercisable for 15 years from the date of grant unless Mr. Harper's employment terminates other than by reason of a permitted retirement. If his employment terminates for any reason other than a permitted retirement, the options will remain exercisable for one year, provided that if his termination were for cause, the options would terminate immediately.

     Mr. Ricciardi, Mr. Johnston and Mr. Greeniaus also have employment agreements with RJRN.

     In 1993, Holdings and RJRN entered into a revised employment agreement with Mr. Ricciardi for the period commencing on May 31, 1993 and continuing through May 31, 1997, pursuant to which Mr. Ricciardi will receive an annual base salary of no less than $600,000. Mr. Ricciardi's employment agreement also provides that if his employment is terminated without cause or if he terminates employment for reasons specified in the agreement, he will receive compensation and benefit continuance for the longer of (i) 36 months or (ii) the remainder of the term of the agreement. Such continued compensation will be based on Mr. Ricciardi's annual base salary plus the highest annual bonus paid to, or targeted for, him. Pursuant to the employment agreement, Mr. Ricciardi is entitled to $3 million of term life insurance during the term of the agreement, and is reimbursed for taxes incurred as a result of this arrangement. In addition, Mr. Ricciardi has an arrangement with RJRN pursuant to which he is credited with an additional 16 years of benefit calculation service under the Supplemental Executive Retirement Plan to reflect service with his prior employer. Upon reaching age 55 (or if terminated by RJRN prior thereto other than for cause) Mr. Ricciardi will be entitled to his maximum benefit under the Supplemental Executive Retirement Plan, without reduction for early retirement.

     Mr. Johnston's employment agreement was revised in 1993. Mr. Johnston will receive a base salary of no less than $700,000 per annum and a target bonus of at least 70% of his base salary. Mr. Johnston's revised employment agreement provides that if his employment is terminated without cause (as defined in the employment agreement) or if he terminates employment for reasons specified in the agreement he will receive compensation and benefit continuance for three years, based on his then current annual base salary and targeted annual bonus. Mr. Johnston may elect to receive the discounted present value of his severance in a lump sum. Mr. Johnston is not entitled to severance if he voluntarily resigns or if he is terminated for cause. In the event of a change of control (as defined in the employment agreement), Mr. Johnston would receive three annual lump-sum payments equal in the aggregate to the salary and bonus that would have been payable to him had his termination occurred upon such change of control; provided, however, that any amounts payable upon subsequent termination of employment shall be offset by amounts paid in connection with such change of control. Pursuant to the employment agreement, Mr. Johnston is provided with $1 million of term life insurance and $1 million of whole life insurance while actively employed. Mr. Johnston will continue to be provided with his whole life insurance following termination of employment (other than for cause) until age
70. Mr. Johnston is reimbursed for taxes payable as a result of this arrangement. Pursuant to the employment agreement, Mr. Johnston is credited under the Supplemental Executive Retirement Plan with 8 years of service in addition to his actual current and prior service with subsidiaries of RJRN. Mr. Johnston's normal retirement age for purposes of the Supplemental Executive Retirement Plan is 52, and no early retirement reduction will be taken unless Mr. Johnston terminates employment without good reason prior to attaining age 52.

     Mr. Greeniaus's employment agreement provides that if he is involuntarily terminated other than for cause, he will receive three years' base salary plus bonus. Payments would be made over three years, except that such continued compensation would not extend beyond normal retirement age established under the Supplemental Executive Retirement Plan. Compensation continuance is based on the annual rate of salary in effect immediately prior to termination and the most recent annual incentive award or then current target level, if higher.

     Mr. Ricciardi, Mr. Johnston and Mr. Greeniaus have each entered into agreements with Holdings pursuant to which they are expected to receive grants of Common Stock on future dates based on the difference between a specified percentage of the maximum amount that they could have borrowed from Holdings to acquire stock purchased by such individuals under the LTIP and the fair market value (on such future grant dates) of the same percentage of their purchase stock. The number of shares of Common Stock that may be granted, if any, is not presently determinable.

     Mr. Gerstner's employment agreement was terminated in 1993 upon his resignation. Amounts paid to Mr. Gerstner in 1993 pursuant to his employment agreement are described in footnotes to the Summary Compensation Table.

     Mr. von der Heyden has an arrangement with RJRN pursuant to which he is credited with an additional 15 years of benefit calculation service under the Supplemental Executive Retirement Plan.

DIRECTORS' COMPENSATION

     Directors who are not employees of Holdings or its subsidiaries are compensated at the rate of $50,000 per year. Holdings provides directors who are not employees and who are not associated with KKR with life insurance having a death benefit of $100,000, participation in charitable giving programs and supplemental insurance programs. In addition, each of the current directors who is neither associated with KKR nor an employee of Holdings or its subsidiaries is granted an option pursuant to a stock option plan to purchase 30,000 shares of Common Stock. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant and are exercisable for ten years from the date of grant. With the exception of the option grant made in 1994 to Gen. Chain, whose option will vest six months from the date of grant, option grants to other eligible directors are fully vested or have been exercised. No additional compensation is paid to directors who are employees of Holdings or its subsidiaries in their capacity as directors.

     Directors who have never been employees of Holdings or its subsidiaries and who are not associated with KKR participate in the Directors Retirement Plan. The Directors Retirement Plan provides each eligible director with a monthly allowance equal to the monthly directors' fee in effect on the date the director's service terminates. The maximum benefits payable under the Directors Retirement Plan are (a) for those directors with ten or more years of service, 180 monthly payments; (b) for those directors with less than ten but more than five years of service, monthly payments equal to 180 multiplied by a fraction, the numerator of which is equal to the years of service of such director and the denominator of which is 10; or (c) for directors with less than five years of service, 48 monthly payments. For purposes of computing years of service, partial years of service count as a full year. The Directors Retirement Plan also provides that upon a "change in control", the Directors Retirement Plan cannot be amended or terminated.

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee consists of Messrs. Jordan, Raether and Stuart. Mr. Raether was an officer of Holdings from February 1989 through February 1991, and Mr. Stuart was an officer of Holdings from November 1988 through February 1991. KKR, of which Mr. Raether is a general partner and Mr. Stuart is an executive, renders management, consulting and financial services to Holdings and its subsidiaries for an annual fee. A fee of $10,000,000 plus expenses has been paid for such services performed in 1993. Partners and employees of KKR who also serve as directors and officers of Holdings or its subsidiaries do not receive additional compensation for service in such capacity, other than customary directors' fees.

     The law firm of Akin, Gump, Strauss, Hauer & Feld of Washington, D.C. and Dallas, Texas, of which Mr. Jordan is a Senior Partner, provided legal services to RJRN during 1993.

     Mr. Johnston is a member of the Nominating, Compensation and Organization Committee of the Board of Directors of Wachovia Corporation. Mr. Medlin, who is a director of Holdings, is Chairman of Wachovia Corporation.

                   COMPARISON OF CUMULATIVE TOTAL RETURNS
      RJR NABISCO HOLDINGS CORP., S&P 500 INDEX, AND S&P FOOD/TOBACCO INDEX

            [PERFORMANCE CHART FILED IN PAPER FORMAT UNDER FORM SE]

- ---------------
. The S&P Food/Tobacco Index is a weighted average of the separate S&P Food and Tobacco Indices based upon the percentage of operating income from Holdings' business units. As of December 31, 1993 59% of Holdings' total company operating income came from Tobacco operations and 41% came from Food operations.

. Total returns assume $100 invested on February 1, 1991 in Common Stock, the
  S&P 500 Index, and the S&P Food/Tobacco Index with reinvestment of dividends. Common Stock was first issued to the public under a registration statement which was effective January 31, 1991. February 1, 1991 was the first trading day for Common Stock.

                         COMPENSATION COMMITTEE REPORT

     This report was prepared by the Compensation Committee of the Board of Directors (the "Committee") of Holdings which is comprised solely of independent directors who are not employees of Holdings or its subsidiaries. The Committee designs and administers Holdings' executive compensation programs and has responsibility for all compensation and benefits matters of Holdings' executive officers. The current members of the Committee are Vernon E. Jordan, Jr. who serves as Chairman, Paul E. Raether and Scott M. Stuart.

OVERVIEW

     In determining the amount and composition of executive compensation, the Committee is guided by the following fundamental objectives: (1) attracting and retaining outstanding executive officers; (2) encouraging executives to hold significant amounts of Common Stock; and (3) ensuring that a substantial portion of executive compensation is variable, tied to quantifiable short-term and long-term measures of Holdings' performance. These principles are discussed in more detail below.

     The adverse effect on Holdings' common stock of significant unanticipated events in the domestic cigarette market during 1993 had a disproportionate impact on Holdings' executive compensation plans when compared to many other companies because Holdings' executive compensation philosophy is so heavily weighted toward stock value. The Committee believes this represented a significant risk to the stability of Holdings' management group. Although normal variations in stock value are inherent to Holdings' assumptions in setting targeted compensation levels, unprecedented adverse changes in stock value impair the effectiveness and competitiveness of Holdings' programs. Because the Committee and the Board of Directors believe the management group represents an important competitive asset of Holdings, the Committee made changes to the incentive and employment arrangements for key executives during 1993 that enabled it to retain such individuals and to attract other individuals to replace certain key executives who left Holdings.

LONG-TERM INCENTIVE COMPENSATION PROGRAM

     As of December 31, 1993, 345 key executives of Holdings and its subsidiaries owned approximately 8,445,000 shares of Common Stock. This number is exclusive of stock options or future incentive awards. The Committee believes this number is significant and that, in many cases, it represents a majority of the net worth of individual executives. This significant stock ownership properly aligns executives' interests with that of shareholders.

     Holdings' current principal form of long term incentive compensation is a combination of performance shares and non-qualified stock options. During the year, both performance shares and stock options were granted to key executives.

     The performance shares granted during 1993 related to a three-year award cycle ending after the 1995 fiscal year. The Committee adjusted the targeted performance measures under such awards so that the performance shares granted would be tied to its new five year financial objectives and, in the wake of changes in the domestic tobacco industry, continue to represent meaningful incentives to executives. To further motivate executives in the face of challenges in the domestic tobacco industry, the Committee also approved stock option awards during 1993 in advance of their normal grant date, which would have been January 1994. These grants are in lieu of those planned to be made in January 1994.

     The Committee also chose to make grants of restricted stock to a small group of executives during 1993 to reflect their importance to Holdings during this period and to provide additional stock-based incentives for such individuals to remain with Holdings. In addition, during 1993 the Committee made stock-based grants to executives who had purchased stock under the LTIP during 1991. With respect to the individuals named in the summary compensation table, these grants provide for delivery during the following four years of shares of Common Stock or cash to such individuals if they remain employed by Holdings on each anniversary date of the grants or are involuntarily terminated. The amount delivered will be based on the shortfall, if any, in the value of the stock purchased by them from their assumed costs related to 25% of the stock purchased, as measured on each such anniversary date. The

Committee believes this program was necessary to encourage executives to maintain their level of stock ownership.

ANNUAL INCENTIVE COMPENSATION PROGRAM

     The Committee believes that Holdings' short-term objectives are enhanced with annual performance-based compensation under Holdings' AIAP. The annual award under the AIAP is based on both performance by Holdings against financial objectives during the current year, focusing on operating company contribution and cash flow, and the executive's individual performance. As an executive's level of responsibility increases, a greater portion of potential total cash compensation is at risk in the form of annual performance-based incentives, which can cause variability in the executive officer's actual total cash compensation from year to year. Because of the financial performance of Holdings' domestic tobacco subsidiary during 1993, aggregate bonuses for executives on the corporate staff and in the domestic tobacco business were lower than in the prior year. Because of the strong performance of Holdings' international tobacco and food businesses during 1993, aggregate bonuses for executives in those businesses were higher than in the prior year.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Mr. Harper's compensation was determined pursuant to his employment agreement with Holdings, which was approved unanimously by the Board of Directors, and reflects levels of compensation necessary to obtain an executive of Mr. Harper's experience and stature and are comparable to those previously provided to Mr. Gerstner. Although this agreement allows annual incentive awards in excess of those specified in such agreement, the Committee determined not to award any additional amount for Mr. Harper's services during 1993.

     Mr. Ricciardi briefly served as a Co-Chairman and Chief Executive Officer before Mr. Harper joined Holdings and he has subsequently served as President and General Counsel. His cash compensation reflected increased base salary during the year. The increased salary and his annual incentive award and changes to his employment agreement were determined based on his increased responsibilities during the year, and his key role in the successful management transition following Mr. Gerstner's resignation and in directing a number of critical corporate staff projects during the year. Mr. Ricciardi's long term incentive awards during the time he was Co-Chairman and Chief Executive Officer were designed to reflect his increased responsibilities and to encourage him to remain with Holdings.

     Mr. von der Heyden's annual incentive award was determined pursuant to his retirement arrangement with Holdings, although his salary was increased after Mr. Gerstner's resignation to reflect increased responsibilities. Mr. Gerstner's compensation was determined pursuant to his employment contract. Although Mr. Gerstner and Mr. von der Heyden were awarded performance shares during 1993 at levels determined to be appropriate and competitive for their responsibilities, the performance shares were forfeited upon their resignations. Mr. von der Heyden was awarded restricted stock during the period he was Co-Chairman and Chief Executive Officer. The Committee determined that in order to assure Holdings continued access to Mr. von der Heyden following his resignation, it was appropriate to allow him to vest in this restricted stock at a later time.

     Changes made to the Internal Revenue Code in 1993 limit Holdings' ability to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to individuals named in the summary compensation table. This limitation is effective beginning in 1994. Holdings has taken steps to minimize the impact of this limitation in 1994 and will continue to seek ways to do so without compromising Holdings' and the Committee's flexibility in designing effective compensation plans that can respond quickly to marketplace and company needs. Although the Committee will from time-to-time review the advisability of making changes in compensation plans to reflect government mandated policies, it will not do so unless it feels that such changes are in the best interest of Holdings or its stockholders, particularly in a company that must compete for executive talent on a global basis.

                                          Respectfully submitted,
                                          Vernon E. Jordan, Jr.
                                          Paul E. Raether
                                          Scott M. Stuart

                               OTHER INFORMATION

     Solicitation may be made personally, by telephone, by telegraph or by mail by officers and employees of Holdings and its subsidiaries who will not be additionally compensated therefor. Holdings will request persons such as brokers, nominees and fiduciaries, holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and request authority for the execution of the proxy. Holdings will reimburse such persons for their expenses in so doing. MacKenzie Partners, Inc. has been retained to assist in the solicitation of proxies for a fee not to exceed $20,000, plus reimbursement of out of pocket expenses. The total cost of soliciting proxies will be borne by Holdings.

     The Board of Directors has no knowledge of any other matters to be presented at the meeting other than those described herein. If any other matters should properly come before the meeting, it is the intention of the persons designated in the proxy to vote thereon according to their best judgment.

     Stockholders are urged to forward their proxies without delay. A prompt response will be greatly appreciated.

                                          RJR NABISCO HOLDINGS CORP.

New York, New York
April 11, 1994

PROXY                      RJR NABISCO HOLDINGS CORP.
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 4, 1994
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Charles M. Harper, Lawrence
R. Ricciardi and Robert F. Sharpe, Jr., and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of RJR NABISCO HOLDINGS CORP., to be held at the Holiday Inn, Civic Center, 700 Rogers Avenue, Fort Smith, Arkansas on Wednesday, May 4, 1994 at 2:00 P.M., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

J.T. Chain, Jr.; J.L. Clendenin; J.H. Greene, Jr.; H.J. Greeniaus; C.M. Harper; J.W. Johnston; H.R. Kravis; J.G. Medlin, Jr.; P.E. Raether; L.R. Ricciardi; R.L. Ridgway; C.S. Robbins; G.R. Roberts; S.M. Stuart and M.T. Tokarz.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4, 5 AND 6. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

    Change of address:

________________________________________________________________________________


    [X]  Please mark your votes as in this example.

    The proxies are directed to vote as specified below and in their discretion on all other matters. If no direction is made, this signed Proxy will be voted FOR the election of all directors, FOR proposal 2 and AGAINST proposals 3, 4, 5 and 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1. Election of Directors (see reverse)                   FOR [ ]   WITHHELD [ ]
  For, except withheld from the following nominee(s):

  --------------------------------------------------------------------

2. Ratify the appointment of Deloitte & Touche as Independent Auditors

                FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4, 5 AND 6.

3. Stockholder proposal on cigarette sales to minors

                FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

4. Stockholder proposal on facilitating tobacco farmers' economic conversion

                FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

5. Stockholder proposal on warning labels for advertising and promotional items

                FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

6. Stockholder proposal on legislative activity and research funding

                FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

WILL ATTEND           DO NOT SEND
ANNUAL MEETING [ ]    ANNUAL REPORTS [ ]            Please sign exactly as name
                                                    appears hereon. Joint owners
                                                    should each sign. When
                                                    signing as attorney,
                                                    executor, administrator,
                                                    trustee or guardian, please
                                                    give full title as such.

                                         ---------------------------------------

                                         ---------------------------------------
                                             Signature(s)                Date

P  R  O  X  Y                                                   [ PERCS ]
                         RJR  NABISCO  HOLDINGS  CORP.

                  Annual Meeting of Stockholders - May 4, 1994
             Proxy Solicitation on Behalf of the Board of Directors


          The undersigned hereby constitutes and appoints Charles M. Harper, Lawrence R. Ricciardi and Robert F. Sharpe, Jr., and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of RJR NABISCO HOLDINGS CORP., to be held at the Holiday Inn, Civic Center, 700 Rogers Avenue, Fort Smith, Arkansas, on Wednesday, May 4, 1994 at 2:00 P.M., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

          The undersigned is acting pursuant to instructions from the holders of $.835 Depositary Shares, each representing one-quarter of a share of Series A Conversion Preferred Stock (PERCS), and evidenced by depositary receipts issued under the Deposit Agreement, dated as of November 8, 1991, among RJR Nabisco Holdings Corp., the undersigned and all holders from time to time of depositary receipts issued thereunder.

          This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of all directors, FOR proposal 2 and AGAINST proposals 3, 4, 5 and 6, and in the discretion of the proxies on all other matters. Please MARK this Proxy Card, fill in the date and sign and return promptly in the accompanying envelope. No postage is necessary if mailed in the United States.

        The Board of Directors recommends a vote FOR proposals 1 and 2.

      1.  Election of Directors
                                        FOR                  WITHHELD

               J.T. Chain, Jr.   ___________________   ______________________

               J.L. Clendenin    ___________________   ______________________

               J.H. Greene, Jr.  ___________________   ______________________

               H.J. Greeniaus    ___________________   ______________________

               C.M. Harper       ___________________   ______________________

               J.W. Johnston     ___________________   ______________________

               H.R. Kravis       ___________________   ______________________

               J.G. Medlin, Jr.  ___________________   ______________________

               P.E. Raether      ___________________   ______________________

               L.R. Ricciardi    ___________________   ______________________

               R.L. Ridgway      ___________________   ______________________

               C.S. Robbins      ___________________   ______________________

               G.R. Roberts      ___________________   ______________________

               S.M. Stuart       ___________________   ______________________

               M.T. Tokarz       ___________________   ______________________

      2.  Ratify the appointment of Deloitte & Touche as Independent Auditors

                       FOR                 AGAINST             ABSTAIN

                 ----------------       --------------      --------------



                                                     [ continued on reverse ]

   The Board of Directors recommends a vote AGAINST proposals 3, 4, 5 and 6.

      3.  Stockholder proposal on cigarette sales to minors

                       FOR                 AGAINST             ABSTAIN

                 ----------------       --------------      --------------


      4. Stockholder proposal on facilitating tobacco farmers' economic conversion

                       FOR                 AGAINST             ABSTAIN

                 ----------------       --------------      --------------


      5. Stockholder proposal on warning labels for advertising and promotional items

                       FOR                 AGAINST             ABSTAIN

                 ----------------       --------------      --------------


      6.  Stockholder proposal on legislative activity and research funding

                       FOR                 AGAINST             ABSTAIN

                 ----------------       --------------      --------------





                                        Please sign exactly as name appears
                                        hereon.  Joint owners should each sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such.



                                        __________________________________
                                        Signature(s)                  Date


First Chicago Trust Company of New York as
          Depositary under a Deposit Agreement dated
          11/8/91 among RJR Nabisco Holdings Corp.,
          First Chicago Trust Company of New York and
          Holders of Depositary Receipts Issued Thereunder
14 Wall Street
New York, NY  10005
          Holder of record of 52,500,000 shares
          of Series A Conversion Preferred Stock

P  R  O  X  Y                                                    [ ESOP ]
                         RJR  NABISCO  HOLDINGS  CORP.

                  Annual Meeting of Stockholders - May 4, 1994
             Proxy Solicitation on Behalf of the Board of Directors


          The undersigned hereby constitutes and appoints Charles M. Harper, Lawrence R. Ricciardi and Robert F. Sharpe, Jr., and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of RJR NABISCO HOLDINGS CORP., to be held at the Holiday Inn, Civic Center, 700 Rogers Avenue, Fort Smith, Arkansas, on Wednesday, May 4, 1994 at 2:00 P.M., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

          This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the election of all directors, FOR proposal 2 and AGAINST proposals 3, 4, 5 and 6, and in the discretion of the proxies on all other matters. Please MARK this Proxy Card, fill in the date and sign and return promptly in the accompanying envelope. No postage is necessary if mailed in the United States.

        The Board of Directors recommends a vote FOR proposals 1 and 2.

      1.  Election of Directors
                                        FOR                  WITHHELD

               J.T. Chain, Jr.   ___________________   ______________________

               J.L. Clendenin    ___________________   ______________________

               J.H. Greene, Jr.  ___________________   ______________________

               H.J. Greeniaus    ___________________   ______________________

               C.M. Harper       ___________________   ______________________

               J.W. Johnston     ___________________   ______________________

               H.R. Kravis       ___________________   ______________________

               J.G. Medlin, Jr.  ___________________   ______________________

               P.E. Raether      ___________________   ______________________

               L.R. Ricciardi    ___________________   ______________________

               R.L. Ridgway      ___________________   ______________________

               C.S. Robbins      ___________________   ______________________

               G.R. Roberts      ___________________   ______________________

               S.M. Stuart       ___________________   ______________________

               M.T. Tokarz       ___________________   ______________________

      2.  Ratify the appointment of Deloitte & Touche as Independent Auditors

                       FOR                 AGAINST             ABSTAIN

                 ----------------       --------------      --------------


                                                     [ continued on reverse ]

   The Board of Directors recommends a vote AGAINST proposals 3, 4, 5 and 6.

      3.  Stockholder proposal on cigarette sales to minors

                       FOR                 AGAINST             ABSTAIN

                 ----------------       --------------      --------------


      4. Stockholder proposal on facilitating tobacco farmers' economic conversion

                       FOR                 AGAINST             ABSTAIN

                 ----------------       --------------      --------------


      5. Stockholder proposal on warning labels for advertising and promotional items

                       FOR                 AGAINST             ABSTAIN

                 ----------------       --------------      --------------


      6.  Stockholder proposal on legislative activity and research funding

                       FOR                 AGAINST             ABSTAIN

                 ----------------       --------------      --------------





                                        Please sign exactly as name appears
                                        hereon.  Joint owners should each sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such.



                                        __________________________________
                                        Signature(s)                  Date


Bull & Co.
Wachovia Bank of North Carolina, N.A.
Box 3075, Trust Operations
Winston-Salem, NC  27102
          Holder of record of 15,576,577 shares
          of ESOP Convertible Preferred Stock

PROXY                       VOTING INSTRUCTION CARD
                           RJR NABISCO HOLDINGS CORP.
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 4, 1994
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Wachovia Bank of North Carolina, N.A., as Trustee, his true and lawful agent and proxy, to represent the undersigned at the Annual Meeting of Stockholders of RJR NABISCO HOLDINGS CORP., to be held at the Holiday Inn, Civic Center, 700 Rogers Avenue, Fort Smith, Arkansas on Wednesday, May 4, 1994 at 2:00 P.M., and at any adjournments or postponements thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote on all matters coming before said meeting.

    Election of Directors. Nominees:

J.T. Chain, Jr.; J.L. Clendenin; J.H. Greene, Jr.; H.J. Greeniaus; C.M. Harper; J.W. Johnston; H.R. Kravis; J.G. Medlin, Jr.; P.E. Raether; L.R. Ricciardi; R.L. Ridgway; C.S. Robbins; G.R. Roberts; S.M. Stuart and M.T. Tokarz.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AGAINST PROPOSALS 3, 4, 5 AND 6. PLEASE MARK THIS PROXY CARD, FILL IN THE DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                            ------------------------

    [X]  Please mark your votes as in this example.

    The Trustee is directed to vote as specified below and in its discretion on all other matters. If no direction is made, this signed Proxy will be voted FOR the election of all directors, FOR proposal 2 and AGAINST proposals 3, 4, 5 and 6.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

1. Election of Directors (see reverse)                   FOR [ ]    WITHHELD [ ]
   For, except withheld from the following nominee(s):

  --------------------------------------------------------------------

2. Ratify the appointment of Deloitte & Touche as Independent Auditors

                FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 3, 4, 5 AND 6.

3. Stockholder proposal on cigarette sales to minors

                FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

4. Stockholder proposal on facilitating tobacco farmers' economic conversion

                FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

5. Stockholder proposal on warning labels for advertising and promotional items

                FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

6. Stockholder proposal on legislative activity and research funding

                FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

                                                    Please sign exactly as name
                                                    appears hereon. Joint owners
                                                    should each sign. When
                                                    signing as attorney,
                                                    executor, administrator,
                                                    trustee or guardian, please
                                                    give full title as such.

                                         ---------------------------------------

                                         ---------------------------------------
                                             Signature(s)                Date

Employee Benefit Trust Services
301 North Main Street
Winston-Salem, NC 27150-3099

                                                                      April 1994

To: Participants in the RJR Nabisco Capital Investment Plan ("CIP")

     As a Participant in a Company sponsored employee benefit savings plan that requires passthrough voting, you are entitled to vote shares of Common Stock and Matching Stock held by Wachovia Bank of North Carolina, N.A. in its capacity as Trustee of the RJR Nabisco Capital Investment Plan. Enclosed are the following:

          1. Notice of Annual Meeting of Stockholders to be held on May 4, 1994 and the accompanying Proxy Statement;

          2. The Proxy/Voting Instruction Card; and

          3. A postage-paid return envelope.

     You have previously been sent a copy of the RJR Nabisco Annual Report to Stockholders for the fiscal year ended December 31, 1993.

     The number and type of shares you hold in your CIP account as of the most recent date available is shown on the Proxy/Voting Instruction Card. A "C" after the plan name abbreviation indicates Common Stock, an "M" indicates Matching Stock.

     These shares will be voted as you direct if the enclosed Proxy/Voting Instruction Card is completed by you and received by First Chicago Trust Company of New York on or before April 28, 1994. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received, including shares of Matching Stock that have not been allocated to Participants' accounts, shall be voted in the same proportion as the shares for which instructions are received.

     We appreciate your completing, dating and signing the Proxy/Voting Instruction Card and returning it promptly in the postage-paid return envelope.

                                          Cordially yours,

                                          WACHOVIA BANK OF NORTH CAROLINA, N.A.
                                          Trustee

Enclosures

Employee Benefit Trust Services
301 North Main Street
Winston-Salem, NC 27150-3099

                                                                      April 1994

To: Participants in the Nabisco Employee Savings Plan ("ESP")

     As a Participant in a Company sponsored employee benefit savings plan that requires pass-through voting, you are entitled to vote shares of Common Stock held by Wachovia Bank of North Carolina, N.A. in its capacity as Trustee of the Nabisco Employee Savings Plan. Enclosed are the following:

          1. Notice of Annual Meeting of Stockholders to be held on May 4, 1994 and the accompanying Proxy Statement;

          2. The Proxy/Voting Instruction Card; and

          3. A postage-paid return envelope.

     You have previously been sent a copy of the RJR Nabisco Annual Report to Stockholders for the fiscal year ended December 31, 1993.

     The number of shares you hold in your plan account as of the most recent date available is shown on the Proxy/Voting Instruction Card. These shares will be voted as you direct if the enclosed Proxy/Voting Instruction Card is completed by you and received by First Chicago Trust Company of New York on or before April 28, 1994. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

     We appreciate your completing, dating and signing the Proxy/Voting Instruction Card and returning it promptly in the postage-paid return envelope.

                                          Cordially yours,

                                          WACHOVIA BANK OF NORTH CAROLINA, N.A.
                                          Trustee

Enclosures

Employee Benefit Trust Services
301 North Main Street
Winston-Salem, NC 27150-3099


                     DE TENER ALGUNA DUDA RELATIVO A ESTOS
                      DOCUMENTOS FAVOR DE COMUNICARSE CON
                      EL DEPARTAMENTO DE RECURSOS HUMANOS.

                                                                      April 1994

To: Participants in the Savings and Investment Plan for Employees of R. J. Reynolds Tobacco Company in Puerto Rico ("PRSIP")

     As a Participant in a Company sponsored employee benefit savings plan that requires pass-through voting, you are entitled to vote shares of Common Stock held by Wachovia Bank of North Carolina, N.A. in its capacity as Trustee of the Savings and Investment Plan for Employees of R. J. Reynolds Tobacco Company in Puerto Rico. Enclosed are the following:

          1. Notice of Annual Meeting of Stockholders to be held on May 4, 1994 and the accompanying Proxy Statement;

          2. The Proxy/Voting Instruction Card; and

          3. A postage-paid return envelope.

     You have previously been sent a copy of the RJR Nabisco Annual Report to Stockholders for the fiscal year ended December 31, 1993.

     The number of shares you hold in your PRSIP account as of the most recent date available is shown on the Proxy/Voting Instruction Card. These shares will be voted as you direct if the enclosed Proxy/Voting Instruction Card is completed by you and received by First Chicago Trust Company of New York on or before April 28, 1994. First Chicago Trust Company is responsible for tabulating the returns. Shares for which no instructions are received shall be voted in the same proportion as the shares for which instructions are received.

     We appreciate your completing, dating and signing the Proxy/Voting Instruction Card and returning it promptly in the postage-paid return envelope.

                                          Cordially yours,

                                          WACHOVIA BANK OF NORTH CAROLINA, N.A.
                                          Trustee

Enclosures